Administrative Office 4333 Edgewood Road NE Cedar Rapids, IA 52499

July 31, 2015

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D

Merrill Lynch IRA Annuity - Registration No. 333-91098

Merrill Lynch Investor Choice – IRA Series – Registration No. 333-119364

Commissioners:

Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended May 31, 2015, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

BlackRock Low Duration Bond Portfolio, SEC File No.: 811-22061

Semi-Annual Report Mailings:

AllianceBernstein Discovery Value Fund, Inc., SEC File No.: 811-10221

AllianceBernstein Value Fund, Inc., SEC File No.: 811-10221

AllianceBernstein International Value, SEC File No.: 811-10221

Fidelity Advisors Series I: Equity Growth Fund, SEC File No.: 811-03785

Fidelity Advisors Series I: Fidelity Stock Selector Mid Cap Fund, SEC File No. 811-03785

Pioneer Emerging Markets Fund, SEC File No.: 811-08448

Pioneer Select Mid Cap Growth Fund, SEC File No.: 811-21460

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 122-5216.

Very truly yours,

/s/ Alison Ryan
Alison Ryan Vice President